Exhibit 99.1

FOR IMMEDIATE RELEASE

HCP ANNOUNCES RESULTS FOR QUARTER ENDED MARCH 31, 2009

HIGHLIGHTS

    --  Diluted FFO per share of $0.50; diluted EPS of $0.17

    --  Completed sale of Los Gatos, California hospital for $45 million

    --  Thomas M. Herzog named as Executive Vice President - Chief Financial Officer and Treasurer

LONG BEACH, CA, April 28, 2009 – HCP (the “Company” or “we”) (NYSE:HCP) announced results for the quarter ended March 31, 2009.  Funds from operations (“FFO”) applicable to common shares was $128.0 million, or $0.50 per diluted share, for the quarter ended March 31, 2009, compared to FFO applicable to common shares of $121.5 million, or $0.56 per diluted share, in the year-ago period. FFO applicable to common shares for the quarter ended March 31, 2008 includes the impact of merger-related charges of $1.2 million, or less than $0.01 per diluted share of common stock. FFO is a supplemental non-GAAP financial measure that the Company believes is helpful in evaluating the operating performance of real estate investment trusts.

Net income applicable to common shares for the quarter ended March 31, 2009 was $43.3 million, or $0.17 per diluted share, compared to net income applicable to common shares of $44.6 million, or $0.21 per diluted share, in the year-ago period. Net income applicable to common shares for the quarter ended March 31, 2009 includes gain on sales of real estate of $1.4 million, compared to gain on sales of real estate of $10.1 million in the year-ago period.

INVESTMENT TRANSACTIONS

During the quarter ended March 31, 2009, we purchased the remaining minority interests in three senior housing joint ventures for $14 million and made fundings of $25 million for construction and other capital projects primarily in our life science segment.

During the quarter ended March 31, 2009, we sold properties with an aggregate value of $6 million primarily from our medical office segment.

On April 10, 2009, we sold our Los Gatos, California hospital for $45 million, recognizing a gain on sale of $31 million.

OTHER

On April 23, 2009, Thomas M. Herzog became Executive Vice President - Chief Financial Officer and Treasurer of HCP. Mr. Herzog comes to HCP from Apartment Investment and Management Company (“AIMCO”), an S&P 500 real estate investment trust headquartered in Denver, Colorado, where he most recently served as Executive Vice President and Chief Financial Officer.

DIVIDEND

On April 23, 2009, we announced that our Board of Directors declared a quarterly cash dividend on our common stock of $0.46 per share. The dividend will be paid on May 21, 2009 to stockholders of record as of the close of business on May 5, 2009.

FUTURE OPERATIONS

For the full year 2009, we presently expect net income applicable to common shares to range between $1.00 and $1.06 per diluted share and FFO applicable to common shares to range between $2.15 and $2.21 per diluted share.

COMPANY INFORMATION

HCP has scheduled a conference call and webcast for Tuesday, April 28, 2009 at 9:00 a.m. Pacific Time (12:00 p.m. Eastern Time) in order to present the Company’s performance and operating results for the quarter ended March 31, 2009. The conference call is accessible by dialing (866) 543-6405 (U.S.) or (617) 213-8897 (International). The participant passcode is 19600505. The webcast is accessible via the Company’s website at www.hcpi.com. The link can be found on the “Event Calendar” page, which is under the “Investor Relations” tab. A webcast replay of the conference call will be available after 11:00 a.m. Pacific Time (2:00 p.m. Eastern Time) on April 28, 2009 through May 12, 2009 on the Company’s website and a telephonic replay can be accessed by calling (888) 286-8010 (U.S.) or (617) 801-6888 (International) and entering passcode 36706431. The Company’s supplemental information package for the current period will also be available on the Company’s website in the “Presentations” section of the “Investor Relations” tab.

ABOUT HCP

HCP, Inc., an S&P 500 company, is a real estate investment trust (REIT) that, together with its consolidated subsidiaries, invests primarily in real estate serving the healthcare industry in the United States. As of March 31, 2009, the Company’s portfolio of properties, excluding assets held for sale but including properties owned by our Investment Management Platform, totaled 692 properties among the following segments: 264 senior housing, 100 life science, 254 medical office, 23 hospital and 51 skilled nursing. For more information, visit the Company’s website at www.hcpi.com.

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FORWARD-LOOKING STATEMENTS

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this release which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include among other things net income applicable to common shares on a diluted basis, FFO applicable to common shares on a diluted basis, gain on sales of real estate, real estate depreciation and amortization, and joint venture adjustments for the full year of 2009. These statements are made as of the date hereof and are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of the Company’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. These risks and uncertainties include but are not limited to: national and local economic conditions, including the possibility of a prolonged recession; continued volatility in the capital markets, including changes in interest rates and the availability and cost of capital, which changes and volatility affect opportunities for profitable investment; the Company’s ability to access external sources of capital when desired and on reasonable terms; the Company’s ability to manage its indebtedness levels; changes in the terms of the Company’s indebtedness; the Company’s ability to maintain its credit ratings; the Company’s ability to achieve its expected benefits from acquisitions, including integrating and preserving the goodwill of those companies; competition for lessees and mortgagors (including new leases and mortgages and the renewal or rollover of existing leases); continuing reimbursement uncertainty in the skilled nursing segment; competition in the senior housing segment specifically and in the healthcare industry in general; the Company’s ability to acquire, sell or lease facilities and the timing of acquisitions, sales and leasings; the Company’s ability to realize the benefits of its mezzanine investments; the ability of the Company’s lessees and  mortgagors to maintain the financial strength and liquidity necessary to satisfy their respective obligations to the Company and other third parties, including without limitation obligations to their lenders or other obligees under their financing arrangements; the bankruptcy or insolvency of our operators, lessees, borrowers or other obligors; the effect of any restructuring of the Company’s contractual relationships with such entities; changes in healthcare laws and regulations and other changes in the healthcare industry which affect the operations of the Company’s lessees or obligors; changes in the Company’s management; litigation claims and developments; costs of compliance with building regulations; changes in tax laws and regulations; changes in rules governing financial reporting, including new accounting pronouncements; and other risks described from time to time in the Company’s Securities and Exchange Commission filings. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law.

Contact:

HCP

Thomas M. Herzog

Executive Vice President – Chief Financial Officer and Treasurer

(562) 733-5100

HCP, Inc.

Summary of Information

In thousands, except per share data

(Unaudited)

	Three Months Ended March 31,
	2009	2008

Total revenues	$251,615	$244,793

Net income applicable to common shares	$43,285	$44,579

Basic earnings per common share	$0.17	$0.21

Diluted earnings per common share	$0.17	$0.21

Weighted average shares used to calculate diluted earnings per common share	253,423	217,391

Funds from operations applicable to common shares (1)	$128,019	$121,483

Diluted funds from operations applicable to common shares (1)	$129,639	$126,250

Basic funds from operations per common share (1)	$0.51	$0.56

Diluted funds from operations per common share (1)	$0.50	$0.56

Weighted average shares used to calculate diluted funds from operations per common share (1)	256,949	226,910

Impact of merger-related charges (2)	$—	$1,189

Per common share impact of merger-related charges on diluted funds from operations	$—	$—

(1)    The Company believes funds from operations applicable to common shares, diluted funds from operations applicable to common shares and basic and diluted funds from operations per common share are important supplemental measures of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. The term funds from operations (“FFO”) was designed by the real estate investment trust industry to address this issue.

              FFO is defined as net income applicable to common shares (computed in accordance with U.S. generally accepted accounting principles), excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization, with adjustments for joint ventures. Adjustments for joint ventures are calculated to reflect FFO on the same basis. FFO does not represent cash generated from operating activities in accordance with U.S. generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income. The Company’s computation of FFO may not be comparable to FFO reported by other real estate investment trusts that do not define the term in accordance with the current National Association of Real Estate Investment Trusts’ (“NAREIT”) definition or that have a different interpretation of the current NAREIT definition from the Company. A reconciliation of net income applicable to common shares to FFO applicable to common shares is provided herein.

(2) Merger-related charges in the three months ended March 31, 2008 include the amortization of fees associated with our acquisition financing for Slough Estates USA Inc. (“SEUSA”), as well as other SEUSA integration costs.

HCP, Inc.

Consolidated Statements of Income

In thousands, except per share data

(Unaudited)

	Three Months Ended March 31,
	2009	2008

Revenues:
Rental and related revenues	$213,588	$206,905
Tenant recoveries	23,664	21,447
Income from direct financing leases	12,925	14,974
Investment management fee income	1,438	1,467
Total revenues	251,615	244,793

Costs and expenses:
Depreciation and amortization	80,537	77,632
Operating	47,676	48,221
General and administrative	18,991	20,445
Total costs and expenses	147,204	146,298

Other income (expense):
Interest and other income, net	24,333	35,322
Interest expense	(76,674)	(96,263)
Total other income (expense)	(52,341)	(60,941)

Income before income taxes and equity income from unconsolidated joint ventures	52,070	37,554
Income taxes	(915)	(2,241)
Equity income (loss) from unconsolidated joint ventures	(462)	1,288
Income from continuing operations	50,693	36,601

Discontinued operations:
Income before on sales of real estate, net of income taxes	659	9,389
Gain on sales of real estate, net of income taxes	1,357	10,138
Total discontinued operations	2,016	19,527

Net income	52,709	56,128
Noncontrolling interests’ and participating securities’ share in earnings	(4,141)	(6,266)
Preferred stock dividends	(5,283)	(5,283)

Net income applicable to common shares	$43,285	$44,579

Basic earnings per common share:
Continuing operations	$0.16	$0.12
Discontinued operations	0.01	0.09
Net income applicable to common shares	$0.17	$0.21

Diluted earnings per common share:
Continuing operations	$0.16	$0.12
Discontinued operations	0.01	0.09
Net income applicable to common shares	$0.17	$0.21

Weighted average shares used to calculate earnings per common share:
Basic	253,335	216,773

Diluted	253,423	217,391

HCP, Inc.

Funds From Operations Information

In thousands, except per share data

(Unaudited)

	Three Months Ended March 31,
	2009	2008

Net income applicable to common shares	$43,285	$44,579
Depreciation and amortization of real estate, in-place lease and other intangibles:
Continuing operations	80,537	77,632
Discontinued operations	61	4,726
Gain on sales of real estate	(1,357)	(10,138)
Equity (income) loss from unconsolidated joint ventures	462	(1,288)
FFO from unconsolidated joint ventures	5,631	6,620
Noncontrolling interests’ share in earnings	3,826	5,716
Noncontrolling interests’ share in FFO	(4,426)	(6,364)
Funds from operations applicable to common shares (1)	$128,019	$121,483

Distributions on convertible units	$1,620	$4,767

Diluted funds from operations applicable to common shares (1)	$129,639	$126,250

Basic funds from operations per common share (1)	$0.51	$0.56

Diluted funds from operations per common share (1)	$0.50	$0.56

Weighted average shares used to calculate diluted funds from operations per common share (1)	256,949	226,910

Impact of merger-related charges (2)	$—	$1,189

Per common share impact of merger-related charges on diluted funds from operations	$—	$—

(1)    The Company believes funds from operations applicable to common shares, diluted funds from operations applicable to common shares and basic and diluted funds from operations per common share are important supplemental measures of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. The term funds from operations was designed by the real estate investment trust industry to address this issue.

FFO is defined as net income applicable to common shares (computed in accordance with U.S. generally accepted accounting principles), excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization, with adjustments for joint ventures. Adjustments for joint ventures are calculated to reflect FFO on the same basis. FFO does not represent cash generated from operating activities in accordance with U.S. generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income. The Company’s computation of FFO may not be comparable to FFO reported by other real estate investment trusts that do not define the term in accordance with the current NAREIT definition or that have a different interpretation of the current NAREIT definition from the Company.

(2)    Merger-related charges in the three months ended March 31, 2008 include the amortization of fees associated with our acquisition financing for SEUSA, as well as other SEUSA integration costs.

HCP, Inc.

Consolidated Balance Sheets

In thousands, except share and per share data

	March 31,	December 31,
	2009	2008
	(Unaudited)
Assets
Real estate:
Buildings and improvements	$7,758,432	$7,752,714
Development costs and construction in progress	240,690	224,337
Land	1,550,286	1,550,219
Less accumulated depreciation and amortization	880,881	820,441
Net real estate	8,668,527	8,706,829

Net investment in direct financing leases	648,411	648,234
Loans receivable, net	1,074,874	1,076,392
Investments in and advances to unconsolidated joint ventures	267,350	272,929
Accounts receivable, net of allowance of $18,508 and $18,413, respectively	29,046	34,211
Cash and cash equivalents	66,376	57,562
Restricted cash	32,973	35,078
Intangible assets, net	482,329	505,986
Real estate held for sale, net	15,120	19,799
Other assets, net	516,283	492,806

Total assets	$11,801,289	$11,849,826

Liabilities and Equity
Bank line of credit	$235,000	$150,000
Bridge and term loans	520,000	520,000
Senior unsecured notes	3,524,338	3,523,513
Mortgage debt	1,603,838	1,641,734
Other debt	101,047	102,209
Intangible liabilities, net	223,749	232,654
Accounts payable and accrued liabilities	190,100	211,691
Deferred revenue	72,305	60,185
Total liabilities	6,470,377	6,441,986

Commitments and contingencies

Preferred stock, $1.00 par value: 50,000,000 shares authorized; 11,820,000 shares issued and outstanding, liquidation preference of $25.00 per share	285,173	285,173
Common stock, $1.00 par value: 750,000,000 shares authorized 253,975,040 and 253,601,454 shares issued and outstanding, respectively	253,975	253,601
Additional paid-in capital	4,870,942	4,873,727
Cumulative dividends in excess of earnings	(203,359)	(130,068)
Accumulated other comprehensive loss	(77,469)	(81,162)
Total stockholders’ equity	5,129,262	5,201,271

Joint venture partners	8,245	12,912
Non-managing member unitholders	193,405	193,657
Total noncontrolling interests	201,650	206,569

Total equity	5,330,912	5,407,840

Total liabilities and equity	$11,801,289	$11,849,826

HCP, Inc.

Projected Funds From Operations (1)

(Unaudited)

PROJECTED FUTURE OPERATIONS (Full Year 2009):	2009
	Low	High

Diluted earnings per common share	$ 1.00	$ 1.06
Gain on sales of real estate and real estate interest	(0.13)	(0.13)
Real estate depreciation and amortization	1.20	1.20
Joint venture adjustments	0.08	0.08
Diluted funds from operations per common share (2)	$ 2.15	$ 2.21

(1)    Except as otherwise noted above, the foregoing projections reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, development activities, property dispositions and the earnings impact of the events referenced in this release. Expect as otherwise noted, these estimates do not reflect the potential impact of future property acquisitions, impairments, the bankruptcy or insolvency of the Company’s operators, lessees, borrowers or other obligors, the effect of any restructuring of the Company’s contractual relationships with such entities, realized gains or losses on marketable securities, ineffectiveness related to our cash flow hedges, offerings of debt or equity securities or existing and future litigation matters. By definition, FFO does not include real estate-related depreciation and amortization or gains and losses associated with real estate disposition activities, but does include impairments. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth above. The aforementioned ranges represent management’s best estimate of results based upon the underlying assumptions as of the date of this press release. Except as otherwise required by law, management assumes no, and hereby disclaims any, obligation to update any of the foregoing projections as a result of new information or new or future developments.

(2)    The Company believes diluted funds from operations per common share is an important supplemental measure of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. The term FFO was designed by the real estate investment trust industry to address this issue.

FFO is defined as net income (computed in accordance with U.S. generally accepted accounting principles), excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization, with adjustments for joint ventures. Adjustments for joint ventures are calculated to reflect FFO on the same basis. FFO does not represent cash generated from operating activities in accordance with U.S. generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income. The Company’s computation of FFO may not be comparable to FFO reported by other real estate investment trusts that do not define the term in accordance with the current NAREIT definition or that have a different interpretation of the current NAREIT definition from the Company.